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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: February 3, 1999
                        (Date of earliest event reported)



                           THOMAS & BETTS CORPORATION
             (Exact name of registrant as specified in its charter)



        Tennessee                                            1-4682
(State or Other Jurisdiction                        (Commission File Number)
   of Incorporation)

                                   22-1326940
                        (IRS Employer Identification No.)


   8155 T&B Boulevard
   Memphis, Tennessee                                         38125
  (Address of Principal                                     (ZIP Code)
   Executive Offices)



               Registrant's Telephone Number, Including Area Code:
                                 (901) 252-8000


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ITEM 5. OTHER EVENTS

         On February 3, 1999, the Board of Directors of Thomas & Betts Corporation (the "Registrant") amended the Bylaws of the Registrant. The Registrant amended, among other provisions, Article 1, Section 9 of its Bylaws to expand its advance notice provision for shareholder proposals from 60 to 90 days to 120 days.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The exhibits are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3, No. 333-61465, which was declared effective on August 26, 1998.

(c)      Exhibits

            1 Distribution Agreement dated February 5, 1999 between the Registrant and the Agents.

            3     Bylaws of the Registrant.

            4.1 Trust Indenture dated as of August 1, 1998 between the Registrant and The Bank of New York, as Trustee.

            4.2 Supplemental Indenture No. 1 dated February 10, 1999 between the Registrant and The Bank of New York, as Trustee.

            4.3   Form of Medium-Term Note (included as Exhibit A to Exhibit
                  4.2).

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Thomas & Betts Corporation
                             (Registrant)




                             By:  /s/ Fred R. Jones
                                -------------------------------------
                                      Fred R. Jones
                             Title:   Vice President-Chief Financial Officer



Date:  February 11, 1999

                                       3

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                                  Exhibit Index



          EXHIBIT               DESCRIPTION OF EXHIBITS
          -------               -----------------------
            1 Distribution Agreement dated February 5, 1999 between the Registrant and the Agents.

            3     Bylaws of the Registrant.

            4.1 Trust Indenture dated as of August 1, 1998 between the Registrant and The Bank of New York, as Trustee.

            4.2 Supplemental Indenture No. 1 dated February 10, 1999 between the Registrant and The Bank of New York, as Trustee.

            4.3   Form of Medium-Term Note (included as Exhibit A to Exhibit
                  4.2).

                                       4